UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle High Yield Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

MARCH 31, 2012

High Yield Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the High Yield Team Portfolio Managers	6

Management's Discussion of Fund Performance	8

Fund Overview	12

Schedule of Investments	14

Statement of Assets and Liabilities	24

Statement of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	43

Fund Expenses	44

General Information	46

Tax Information	47

Privacy Notice	48

Additional Information	50

Consideration of Investment Advisory Agreement	56

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

I would like to welcome our new high yield shareholders to First Eagle Investment Management.

On December 30, 2011 we launched the First Eagle High Yield Fund, our first new fund in over a decade. At First Eagle, we believe that we should only offer investment products that meet a stringent set of investment guidelines. When we launch a new fund, we must believe that the investment approach can offer investors the potential of preserving their principal and the prospect of absolute returns over time. In addition, we must have confidence that the investment team has the right philosophical approach to seek superior long-term performance. Finally, we must be prepared to invest our own money in the new fund.

After a two-year search for a like-minded fixed income investment team, we are delighted to welcome Portfolio Managers Edward Meigs and Sean Slein and their seasoned team of analysts to First Eagle Investment Management. The four senior members of the team have worked together for almost ten years, through two credit cycles. With a similar absolute return philosophy, fundamental bottom-up investment process, and prudent approach to risk, we believe this team is a natural fit for the firm.

This Fund seeks to provide a high level of current income. The team strives to achieve this investment objective by focusing on managing downside risks—avoiding the permanent impairment of capital by investing in high yield securities with what they deem to be an appropriate margin of safety. This focus is central to the value philosophy of our firm and extends across our investment products.

Although this is a new fund, high yield investing is not new to First Eagle. We have long been investors in high yield securities. Our exposure to this investment class has varied over time. We are now pleased to be able to offer investors a dedicated high yield investment vehicle.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Letter from the President (continued)

As always, we have substantial investments in the Fund alongside yours, and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

May 2012

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk. All investments involve the risk of loss of principal. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Letter from the High Yield Team Portfolio Managers

The year ended March 31, 2012 was a tale of two halves. Systemic concerns out of the European periphery re-emerged last summer, and coupled with budgetary brinksmanship out of Washington, took the collective wind out of the market's sails in the first half. As a result, spreads ballooned wider into early autumn, pushing yields over 10% for the first time since late 2009—mere weeks following the setting of an all-time low yield in May. In contrast, towards the latter half, the market's focus returned to sound corporate fundamentals benefited by improving economic numbers. Risk appetite returned as a healthy primary market and stable investor interest forged a constructive credit environment.

Primary market activity slowed to a trickle in late summer but resumed at a heady pace by late autumn. In fact, new issuance set a record in the quarter ended March 31, 2012 and fell $2 billion shy of eclipsing the $100 billion mark. Deal quality remained above average and continued to be dominated by refinancing activity. Certainly, issuance tends to be pro-cyclical as investor demand is a key driver. Issuances increased early in the year, fell off midyear and then gained momentum again in the latter part of the year following the aforementioned better economic news and reduced risk aversion.

We expect conditions to remain constructive for the leveraged credit markets, given where we are in the credit cycle. Virtually every company throughout the credit spectrum enjoys access to the primary market and many have taken advantage of this by terming out shorter maturities. Refinancing has provided the ability to extend the optionality of the enterprise as well as reduce debt servicing costs. Many companies remain cautioned by near death experiences in 2008 and are actively reducing cost structures as they manage balance sheet exposure. Consequently, refinancing activity is generally lowering default risk. We expect default activity to remain well below historical averages and approximate 2% or lower over the coming year.

Given our expectations of a continuing benign default environment, we believe high yield is positioned to perform well relative to other asset classes in the coming quarters. Several factors point to attractive risk-adjusted opportunities for leveraged credit. The Federal Reserve remains committed to an accommodative monetary policy for the foreseeable future. Easier Fed policy provides a tangible incentive to move down the credit spectrum to pick up incremental yield in a steady to improving economic environment. Moreover, refinancing activity continues to be the dominant form of issuance and serves to lower overall market risk through the extension of maturities. Lastly, given our

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Letter from the High Yield Team Portfolio Managers (continued)

expectations for low default activity, market spreads remain attractive at around 580 basis points1—factoring in default levels that are well above current and expected levels.

As a result, we remain optimistic as market conditions today appear stable. In contrast to years when defaults were elevated, many companies today are delevering, cutting costs, and have consequently boosted productivity. Moreover, equity friendly corporate activity remains lower than average as a share of primary issuance. Lower market leverage and accommodative Federal Reserve policy supports today's healthier market conditions. All of these factors collectively paint a positive fundamental picture for high yield and, in our view, should underpin the asset class even in a tepid growth environment.

We appreciate your confidence and thank you for your support.

Sincerely,

Edward Meigs,	Sean Slein,

Portfolio Manager	Portfolio Manager

May 2012

1 Barclays Capital U.S. Corporate High Yield Index option-adjusted spread as of March 31, 2012.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Management's Discussion of Fund Performance

Despite choppy quarterly performance, the high yield market posted positive returns for the twelve-months ended March 31, 2012. The net asset value ("NAV") of First Eagle High Yield Fund Class I Shares* rose 6.11% for the year, while the Barclays Capital U.S. Corporate High Yield Index increased 6.45%.

Throughout the past fiscal year, the Fund remained significantly overweight single-B rated issues and underweight triple-C rated issues. This weighting had a clear impact on performance in each of the four quarters. The Fund outperformed marginally in the first quarter, returning 1.14% versus the Index return of 1.09%. The market continued to weaken and second quarter returns were negative for both the Fund, down -5.97%, and the Index, down -6.06%. In the second quarter triple-C rated issues underperformed with a return of -13.5%, clearly dragging down overall Index performance, as double-B issues returned -4.20% and single-B issues returned -5.90%. This trend reversed in the third quarter as the market's appetite for risk shifted and triple-C issues returned over 8.00%. As a result, the Fund significantly underperformed with a return of 4.94% for the third quarter, while the Index returned 6.46%. The Fund made up a good amount of the shortfall in the fourth quarter with a return of 6.33% while the Index was up 5.34%. Single-B issues outperformed double-B issues by over 50 basis points, contributing to the Fund's outperformance for the quarter.

The five largest contributors to the performance of the Fund for the year were Bon-Ton Department Stores Inc. (retail apparel and furniture chain operator), PVH Corporation (apparel company whose brands include Tommy Hilfiger and ARROW), Rhodia S.A. (chemicals manufacturer located in France), Shea Homes L.P. (homebuilding construction firm), and Bi-Lo (Southeastern domestic supermarket chain), collectively accounting for 1.17 percentage points of the year's performance.

The five largest detractors were CMA CGM SA (European container shipping company), Midwest Vanadium Pty Limited (Western Australian iron ore and vanadium producer), Mashantucket Western Pequot Tribe (resort and casino operator), Thompson Creek Metals Co., Inc. (North American mining company), and FCC Holdings, Inc. (commercial financial services firm). Their combined negative performance over the twelve month period subtracted 1.99 percentage points from the Fund's performance.

As of March 31, 2012 the Fund was approximately 100% hedged against the Euro, which is the Fund's only foreign currency exposure. The Fund has always been involved to varying degrees in Yankee issuance of primarily western

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Management's Discussion of Fund Performance (continued)

European and NAFTA companies. European banks have traditionally been the major intermediaries of credit, but balance sheet weakness and solvency concerns along the periphery have led to the continued development of the European capital markets. Accordingly, there has been greater European issuance in the high yield market in both U.S. Dollar and Euro terms. As a result, the Fund participated in several U.S. Dollar and Euro issues, which in many cases have come with what we consider to be attractive price and/or structural concessions. The Fund is expected to remain involved as the European capital markets continue to evolve.

We appreciate your confidence and thank you for your support.

Edward Meigs	Sean Slein

Portfolio Manager	Portfolio Manager

May 2012

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

*Class I Shares require $1mm minimum investment, and are offered without sales charge. Had fees not been waived and/or expenses reimbursed, the performance would have been lower. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.05%, 1.12%, and 1.83% respectively. Gross operating expenses are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I-Shares, and until 2012 for A and C Shares. The expense limitation may be terminated by the Adviser in future years.

The Fund commenced operations in its present form on or about December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for the predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Management's Discussion of Fund Performance (continued)

The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than high rated fixed income securities. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

There are risks associated with investing in securities of non-U.S. countries such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains.

All investments involve the risk of loss.

Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund is primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

The commentary represents the opinion of the First Eagle High Yield Fund Portfolio Managers as of May 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

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Fund Overview | Data as of March 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle High Yield Fund seeks to provide investors with a high level of current income. The Fund will invest at least 80% of its net assets under normal market conditions in high yield, below investment-grade instruments, or other instruments.

Average Annual Returns*

	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (11/19/07)
First Eagle High Yield Fund I Shares	6.11%	24.73%	13.40%
Barclays Capital U.S. Corporate High Yield Bond Index	6.45	23.87	9.71

Asset Allocation**

Countries**

United States	68.30%
United Kingdom	4.16
Ireland	3.21
Cayman Islands	2.74
Netherlands	2.71
Canada	2.01
Bermuda	1.75
Australia	1.54
France	1.31
Norway	1.21
Sweden	1.15
Malaysia	1.01
Austria	0.22
Luxembourg	0.20

*If the Adviser had not waived fees, returns would have been lower.

**Asset allocation percentages are based on total investments in the portfolio. Country allocations exclude short term investments.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

High Yield Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge. The Fund commenced operations in its present form on or about December 30, 2011 and is the successor to the Old Mutual High Yield Fund (the "Predecessor Fund") pursuant to reorganization on or about the same date. The Predecessor Fund had similar investment objectives and strategies as the Fund, but was managed by another investment adviser. Information prior to December 30, 2011 is for the Predecessor Fund. The chart above illustrates a hypothetical investment in Class I shares without the effect of sales charges and assumes all distributions have been reinvested and if a sales charge was included values would be lower. Had fees not been waived and/or expenses reimbursed, the performance would have been lower. Class I Shares require $1mm minimum investment, and are offered without sales charge. Class A and C Shares have maximum sales charges of 4.50% and 1.00% respectively, and 12b-1 fees, which reduce performance. The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*

Citgo Petroleum Corporation (U.S. refiner and marketer of transportation fuels)	2.16%
HeidelbergCement Finance BV (German manufacturer of cement, concrete, and building materials)	2.01
Allied Irish Banks PLC (Irish retail and commercial banking)	1.92
Bon-Ton Department Stores, Inc. (U.S. retail department store)	1.69
AM Castle & Company (U.S. metal and plastic products distributor)	1.69
Midwest Gaming Borrower (U.S. gaming & entertainment company)	1.66
RDS Ultra-Deepwater Limited (Cayman Islands drilling company)	1.65
Manitowoc Company, Inc. (U.S. capital goods manufacturing company)	1.63
Jaguar Land Rover PLC (United Kingdom automobile manufacturer)	1.57
Atwood Oceanics, Inc. (U.S. drilling company)	1.53
Total	17.51%

*Holdings in cash and commercial paper have been excluded. Percentages are based on total net assets.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

First Eagle High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01%
U.S. Corporate Bonds — 67.56%
$945,000	Accuride Corporation 9.50% due 08/01/18	$963,088	$996,975
1,847,000	Air Lease Corporation 5.625% due 04/01/17 (a)	1,845,757	1,849,309
2,800,000	AK Steel Corporation 8.375% due 04/01/22	2,811,399	2,730,000
2,456,000	Alliance One International, Inc. 10.00% due 07/15/16	2,399,521	2,480,560
500,000	Alpha Natural Resources, Inc. 6.00% due 06/01/19	492,684	455,000
3,150,000	AM Castle & Company 12.75% due 12/15/16 (a)	3,327,062	3,425,625
1,249,000	American Axle & Manufacturing, Inc. 7.875% due 03/01/17	1,296,911	1,292,715
2,100,000	AMGH Merger Sub, Inc. 9.25% due 11/01/18 (a)	2,264,287	2,194,500
2,975,000	Appleton Papers, Inc. 10.50% due 06/15/15 (a)	3,049,741	3,101,437
2,950,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	3,099,815	3,112,250
2,406,000	Basic Energy Services, Inc. 7.125% due 04/15/16	2,445,672	2,454,120
688,000	Basic Energy Services, Inc. 7.75% due 02/15/19	699,981	708,640
1,200,000	Berry Petroleum Company 6.375% due 09/15/22	1,200,559	1,236,000
2,725,000	Bi-Lo 9.25% due 02/15/19 (a)	2,874,900	2,902,125
3,910,000	Bon-Ton Department Stores, Inc. 10.25% due 03/15/14	2,717,767	3,431,025
625,000	Brickman Group Holdings, Inc. 9.125% due 11/01/18 (a)	596,203	606,250
75,000	Briggs & Stratton Corporation 6.875% due 12/15/20	75,000	77,625
500,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	502,698	528,750
441,000	CCO Holdings 6.625% due 01/31/22	458,586	459,742
2,400,000	CCO Holdings 7.375% due 06/01/20	2,592,730	2,616,000
2,700,000	Chesapeake Energy Corporation 6.775% due 03/15/19	2,695,487	2,683,125
485,500	Chesapeake Midstream Partners 6.125% due 07/15/22 (a)	485,500	491,569

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Schedule of Investments | Year Ended March 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01% — (continued)
U.S. Corporate Bonds — 67.56% — (continued)
$3,904,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (a)	$4,370,405	$4,392,000
2,200,000	Clear Channel Worldwide Holdings, Inc. Series B 9.25% due 12/15/17	2,398,006	2,422,750
2,714,000	Cleaver-Brooks, Inc. 12.25% due 05/01/16 (a)	2,824,676	2,849,700
2,150,000	Cloud Peak Energy Resources 8.25% due 12/15/17	2,305,799	2,203,750
110,000	Cloud Peak Energy Resources 8.50% due 12/15/19	110,904	115,225
112,000	Columbus McKinnon Corporation 7.875% due 02/01/19	111,554	117,040
1,678,000	CommScope, Inc. 8.25% due 01/15/19 (a)	1,738,719	1,795,460
280,000	Delphi Corporation 6.125% due 05/15/21 (a)	287,190	299,600
1,450,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17	1,559,053	1,591,375
1,800,000	E*Trade Financial Corporation 6.75% due 06/01/16	1,808,451	1,849,500
2,671,000	Equinox Holdings, Inc. 9.50% due 02/01/16 (a)	2,837,108	2,869,656
77,000	FCC Holdings, Inc. 12.00% due 12/15/15 (a)	78,309	69,878
336,000	FGI Operating Company, Inc. 10.25% due 08/01/15	354,736	362,074
1,550,000	Fiesta Restaurant Group 8.875% due 08/15/16 (a)	1,614,454	1,643,000
2,050,000	Frontier Communications Corporation 8.50% due 04/15/20	2,159,081	2,167,875
1,150,000	Goodman Networks, Inc. 12.125% due 07/01/18 (a)	1,156,600	1,158,625
840,000	Goodyear Tire & Rubber Company 7.00% due 05/15/22	840,000	821,100
1,970,000	Headwaters, Inc. 7.625% due 04/01/19	1,887,570	1,925,675
1,550,000	Hughes Satellite Systems Corporation 6.50% due 06/15/19	1,610,193	1,627,500
2,287,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	2,405,629	2,461,384
1,187,000	Interface, Inc. 7.625% due 12/01/18	1,295,863	1,290,862

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01% — (continued)
U.S. Corporate Bonds — 67.56% — (continued)
$2,260,000	International Lease Finance Corporation 6.25% due 05/15/19	$2,241,471	$2,231,364
1,885,000	JMC Steel Group 8.25% due 03/15/18 (a)	1,956,173	1,969,825
2,554,000	Kemet Corporation 10.50% due 05/01/18 (a)	2,697,636	2,758,320
2,946,000	Kraton Polymers 6.75% due 03/01/19	3,019,309	3,056,475
750,000	Lamar Media Corporation 5.875% due 02/01/22 (a)	752,834	766,875
1,070,000	Landry's, Inc. 11.625% due 12/01/15	1,143,576	1,197,062
255,000	Limited Brands, Inc. 8.50% due 06/15/19	299,168	302,812
2,300,000	Linn Energy 6.25% due 11/01/19 (a)	2,254,913	2,233,875
2,970,000	Manitowoc Company, Inc. 9.50% due 02/15/18	3,284,580	3,296,700
700,000	Mashantucket Western Pequot Tribe 8.50% due 11/15/15 (a)(b)	508,046	52,500
200,000	Maxim Crane Works 12.25% due 04/15/15 (a)	196,330	191,000
3,000,000	Midwest Gaming Borrower 11.625% due 04/15/16 (a)	3,355,024	3,371,250
1,684,000	Navistar International Corporation 8.25% due 11/01/21	1,805,969	1,843,980
240,000	Nexeo Solutions 8.375% due 03/01/18 (a)	243,042	238,800
311,000	Omega Healthcare Investors, Inc. 6.75% due 10/15/22	309,747	331,215
1,500,000	Omega Healthcare Investors, Inc. 7.50% due 02/15/20	1,637,208	1,620,000
1,765,000	OSI Restaurant Partners 10.00% due 06/15/15	1,824,208	1,835,600
750,000	PBF Holding Company 8.25% due 02/15/20 (a)	739,375	768,750
2,544,000	PHH Corporation 9.25% due 03/01/16	2,552,690	2,598,060
1,600,000	Polypore International, Inc. 7.50% due 11/15/17	1,673,725	1,696,000
1,750,000	Post Holdings, Inc. 7.375% due 02/15/22 (a)	1,806,067	1,837,500

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Schedule of Investments | Year Ended March 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01% — (continued)
U.S. Corporate Bonds — 67.56% — (continued)
$600,000	PVH Corporation 7.375% due 05/15/20	$655,253	$664,500
100,000	Quality Distribution 9.875% due 11/01/18	100,000	110,250
95,000	Rain CII Carbon 8.00% due 12/01/18 (a)	95,842	99,988
2,950,000	Samson Investment Company 9.75% due 02/15/20 (a)	3,037,780	2,990,562
1,690,000	Shea Homes L.P. 8.625% due 05/15/19 (a)	1,695,606	1,761,825
1,118,518	Sheridan Group, Inc. 12.50% due 04/15/14	987,312	959,129
2,332,000	STHI Holding Corporation 8.00% due 03/15/18 (a)	2,484,176	2,483,580
2,017,000	Sugarhouse HSP Gaming Prop Mezz 8.625% due 04/15/16 (a)	2,117,431	2,148,105
2,560,000	Taminco Global Chemical Corporation 9.75% due 03/31/20 (a)	2,649,993	2,675,200
2,426,000	Taylor Morrison 7.75% due 04/15/20 (a)	2,459,075	2,459,074
435,000	Terex Corporation 6.50% due 04/01/20	435,000	439,350
661,000	Tower Automotive Holdings USA 10.625% due 09/01/17 (a)	672,907	720,490
1,910,000	Toys R Us Property Company I 10.75% due 07/15/17	2,101,146	2,101,000
1,200,000	Toys R Us Property Company II 8.50% due 12/01/17	1,270,467	1,258,500
1,350,000	Toys R Us, Inc. 7.375% due 10/15/18	1,194,988	1,218,375
45,175	United Air Lines, Inc. 12.75% due 07/15/12	44,662	46,531
1,907,000	United Maritime Group 11.75% due 06/15/15	1,986,226	1,990,431
500,000	United Rentals North America, Inc. 10.875% due 06/15/16	557,227	568,750
1,650,000	UR Financing Escrow Corporation 7.375% due 05/15/20 (a)	1,680,825	1,691,250
200,000	UR Financing Escrow Corporation 7.625% due 04/15/22 (a)	200,000	206,000
2,339,000	YCC Holdings 10.25% due 02/15/16	2,315,847	2,394,551
Total U.S. Corporate Bonds		135,692,502	137,052,775

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01% — (continued)
International Corporate Bonds — 23.45%
Australia 1.56%
2,700,000 USD	FMG Resources 8.25% due 11/01/19 (a)	$2,941,939	$2,848,500
450,000 USD	Midwest Vanadium Pty Limited 11.50% due 02/15/18 (a)	386,282	312,750
		3,328,221	3,161,250
Austria 0.22%
440,000 USD	OGX Austria GmbH 8.375% due 04/01/22 (a)	440,000	445,500
Bermuda 1.76%
2,000,000 USD	Aircastle Limited 7.625% due 04/15/20 (a)	2,015,000	2,015,000
729,000 USD	Aircastle Limited 9.75% due 08/01/18	806,819	816,480
451,000 USD	Aircastle Limited 9.75% due 08/01/18 (a)	485,063	502,865
212,000 USD	NCL Corporation Limited 11.75% due 11/15/16	229,439	246,450
		3,536,321	3,580,795
Canada 2.03%
1,800,000 USD	Lone Pine Resources Canada Limited 10.375% due 02/15/17 (a)	1,832,279	1,892,250
560,000 USD	Novelis, Inc. 8.75% due 12/15/20	595,597	616,000
600,000 USD	Precision Drilling Corporation 6.50% due 12/15/21 (a)	608,159	630,000
1,050,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	1,003,604	981,750
		4,039,639	4,120,000
Cayman Islands 2.77%
2,475,000 USD	Marfrig Overseas Limited 9.50% due 05/04/20 (a)	2,253,614	2,278,980
3,010,000 USD	RDS Ultra-Deepwater Limited 11.875% due 03/15/17 (a)	3,306,607	3,341,100
		5,560,221	5,620,080
France 1.32%
1,430,000 USD	CMA CGM SA 8.50% due 04/15/17 (a)	852,590	906,262
1,740,000 USD	Rexel SA 6.125% due 12/15/19 (a)	1,750,862	1,768,275
		2,603,452	2,674,537

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Schedule of Investments | Year Ended March 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 91.01% — (continued)
International Corporate Bonds — 23.45% — (continued)
Ireland 3.24%
3,000,000 EUR	Allied Irish Banks PLC 4.50% due 10/01/12	$3,874,778	$3,899,319
2,550,000 USD	Ardagh Packaging Finance PLC 9.125% due 10/15/20	2,625,546	2,683,875
		6,500,324	6,583,194
Luxembourg 0.20%
390,000 USD	Dematic SA 8.75% due 05/01/16 (a)	391,362	407,550
Malaysia 1.02%
2,000,000 USD	MMI International Limited 8.00% due 03/01/17 (a)	2,056,553	2,080,000
Netherlands 2.74%
2,700,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19	4,075,596	4,076,288
188,000 USD	Schaeffler Finance BV 8.50% due 02/15/19 (a)	188,000	201,630
900,000 EUR	Schaeffler Finance BV 8.75% due 02/15/19 (a)	1,226,580	1,274,777
		5,490,176	5,552,695
Norway 1.23%
2,800,000 USD	Eksportfinans ASA 2.00% due 09/15/15	2,462,466	2,486,294
Sweden 1.16%
600,000 USD	Eileme 1 AB 14.25% due 08/15/20 (a)	570,222	553,550
1,300,000 EUR	Eileme 2 AB 11.75% due 01/31/20	1,752,877	1,793,687
		2,323,099	2,347,237
United Kingdom 4.20%
240,000 USD	Hanson Limited 6.125% due 08/15/16	240,571	258,600
2,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (a)	2,506,759	2,544,000
3,100,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (a)	3,155,311	3,193,000
2,700,000 USD	Viridian Group FundCo II 11.125% due 04/01/17	2,640,500	2,524,500
		8,543,141	8,520,100
Total International Corporate Bonds		47,274,975	47,579,232
Total Bonds		182,967,477	184,632,007

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 1.43%
$2,500,000	Morton's Restaurant Group Term Loan B due 02/01/17	$2,483,750	$2,500,000
400,000	Roundy's Supermarkets, Inc. Term Loan B due 02/13/19	394,000	403,000
Total Term Loans		2,877,750	2,903,000
Asset-Backed Security — 0.01%
244,860	Countrywide Asset-Backed Certificates Series 2003-2, Class M2 2.717% due 03/26/33	240,543	23,501
Commercial Paper — 8.57%
International Commercial Paper — 1.97%
Italy 1.97%
4,000,000 USD	Eni S.p.A. 0.21% due 04/02/12	3,999,977	3,999,977
U.S. Commercial Paper — 6.60%
$3,385,000	Avery Dennison Corporation 0.35% due 04/02/12	3,384,967	3,384,967
2,000,000	Northern Illinois Gas Company 0.32% due 04/02/12	1,999,982	1,999,982
4,000,000	Safeway, Inc. 0.66% due 04/02/12	3,999,928	3,999,928
4,000,000	Western Union Company 0.30% due 04/02/12	3,999,967	3,999,967
Total U.S. Commercial Paper		13,384,844	13,384,844
Total Commercial Paper		17,384,821	17,384,821
Total Investments — 101.02%		$203,470,591	204,943,329
Liabilities in Excess of Other Assets — (1.02)%			(2,062,743)
Net Assets — 100.00%			$202,880,586

  (a)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (b)  Issuer is in default.

At March 31, 2012, aggregate cost for federal income tax purposes was $203,473,053. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,950,206
Gross unrealized depreciation	(1,479,930)
Net unrealized appreciation	$1,470,276

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Schedule of Investments | Year Ended March 31, 2012

Abbreviations used in this schedule include:

PLC  — Public Limited Company

PTY  — Proprietary Limited Company

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT MARCH 31, 2012	UNREALIZED APPRECIATION AT MARCH 31, 2012	UNREALIZED DEPRECIATION AT MARCH 31, 2012
10/09/12	7,900,000	Euro	$10,471,903	$10,543,649	$—	$(71,746)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	18.84%
Consumer Staples	5.86
Energy	11.64
Financials	5.33
Health Care	1.22
Industrials	13.54
Materials	7.80
Telecommunication Services	3.33
Total U.S. Corporate Bonds	67.56
International Corporate Bonds
Consumer Discretionary	1.69
Energy	3.11
Financials	5.82
Industrials	3.37
Materials	7.06
Telecommunication Services	1.16
Utilities	1.24
Total International Corporate Bonds	23.45
Term Loans	1.43
Asset-Backed Security	0.01

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

High Yield Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	1.97%
U.S. Commercial Paper	6.60
Total Commercial Paper	8.57
Total Investments	101.02%

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

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Statement of Assets and Liabilities

FIRST EAGLE HIGH YIELD FUND
Assets
Investments, at Cost (Note 1)
Investments	$203,470,591
Foreign currency	2,604,069
Total Investments, at Cost	206,074,660
Investments, at Value (Note 1)
Investments	204,943,329
Foreign currency	2,645,849
Total Investments, at Value	207,589,178
Cash	245,091
Receivable for Fund shares sold	9,167,414
Accrued interest and dividends receivable	3,667,300
Other assets	37,594
Total Assets	220,706,577
Liabilities
Payable for Fund shares redeemed	274,843
Payable for investment securities purchased	17,252,387
Payable for forward currency contracts held, at value (Note 1)	71,746
Payable for income distribution	86,199
Investment advisory fees payable (Note 2)	72,849
Distribution fees payable (Note 3)	21,933
Services fees payable (Note 3)	4,324
Trustee fees payable	91
Accrued expenses and other liabilities	41,619
Total Liabilities	17,825,991
Net Assets	$202,880,586

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | March 31, 2012

March 31, 2012

FIRST EAGLE HIGH YIELD FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$20,810
Capital surplus	201,308,203
Net unrealized appreciation (depreciation) on:
Investments	1,472,738
Foreign currency and forward contract related translation	(14,991)
Undistributed net realized gains on investments	113,438
Undistributed net investment income	(19,612)
Net Assets	$202,880,586
Class A
Net assets	$60,438,664
Shares outstanding	6,197,705
Net asset value per share and redemption proceeds per share	$9.75
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.21
Class C
Net assets	$27,671,528
Shares outstanding	2,840,551
Net asset value per share	$9.74
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$9.64
Class I
Net assets	$114,770,394
Shares outstanding	11,771,951
Net asset value per share and redemption proceeds per share	$9.75

  1  The maximum sales charge is 4.50% for Class A shares. Classes C and I have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | March 31, 2012

Statement of Operations  Year Ended March 31, 2012

FIRST EAGLE HIGH YIELD FUND
Investment Income
Interest	$2,321,034
Other Income	20,880
Total Income	2,341,914
Expenses
Investment advisory fees (Note 2)	216,063
Distribution fees (Note 3)
Class A	12,552
Class C	17,067
Service fees - Class C (Note 3)	5,689
Professional fees	30,135
Registration and filing fees	30,060
Shareholder reporting fees	18,531
Shareholder servicing agent fees	4,477
Custodian and accounting fees	4,103
Trustees' fees	2,036
Other Expenses	13,944
Total Expenses	354,657
Investment Advisory Fee Waiver (Note 2)	(72,599)
Net Expenses	282,058
Net Investment Income (Note 1)	2,059,856
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	369,783
Foreign currency related transactions	(49,154)
320,629
Changes in unrealized appreciation (depreciation) of:
Investment transactions	1,573,567
Foreign currency and forward contract related translation	(14,991)
1,558,576
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	1,879,205
Net Increase in Net Assets Resulting from Operations	$3,939,061

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | March 31, 2012

Statements of Changes in Net Assets

	FIRST EAGLE HIGH YIELD FUND
	YEAR ENDED MARCH 31,
	2012	2011
Operations
Net investment income	$2,059,856	$917,373
Net realized gain from investments, foreign currency and forward contract related transactions	320,629	631,187
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	1,558,576	(179,372)
Net increase in net assets resulting from operations	3,939,061	1,369,188
Distribution to Shareholders
Dividends paid from net investment income
Class A	(277,672)	—
Class C	(107,973)	—
Class I	(1,664,694)	(914,365)
Distributions paid from net realized gains from investment transactions
Class I	(579,534)	(754,658)
Decrease in net assets resulting from distributions	(2,629,873)	(1,669,023)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	202,495,554	2,265,250
Net asset value of shares issued for reinvested dividends and distributions	2,480,994	1,669,125
Cost of shares redeemed	(14,567,403)	(2,472,677)
Increase in net assets from Fund share transactions	190,409,145	1,461,698
Net increase in net assets	191,718,333	1,161,863
Net Assets (Note 1)
Beginning of year	11,162,253	10,000,390
End of year	$202,880,586	$11,162,253
Undistributed net investment income	$(19,612)	$20,120

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | March 31, 2012

Financial Highlights

	YEAR ENDED MARCH 31,
	2012^					2011	2010	2009	2008^^
	CLASS A^^^		CLASS C^^^		CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	9.40		9.40		10.29	10.67	7.72	9.29	10.00
Income (loss) from investment operations:
Net investment income ($)	0.13		0.11		0.68	0.98	1.31	0.85	0.36
Net realized and unrealized gains (losses) on investments	0.35		0.34		–0.11	0.47	3.07	–1.55	–0.69
Total income (loss) from investment operations	0.48		0.45		0.57	1.45	4.38	–0.70	–0.33
Less distributions:
Distributions from net investment income ($)	–0.13		–0.11		–0.83	–0.98	–1.28	–0.87	–0.38
Distributions from capital gains	—		—		–0.28	–0.85	–0.15	—	—
Total distributions	–0.13		–0.11		–1.11	–1.83	–1.43	–0.87	–0.38
Net asset value, end of year ($)	9.75		9.74		9.75	10.29	10.67	7.72	9.29
Total Return(a)(%)	5.11		4.78		6.11	14.81	59.30	–7.78	–3.39
Ratios and supplemental data
Net assets, end of year (millions) ($)	60		28		115	11	10	9	9
Ratio of operating expenses to average net assets including Fee Waivers and Reimbursements (%)	0.95	(b)	1.66	(b)	0.80	0.80	0.80	0.80	0.80	(b)
Ratio of operating expenses to average net assets excluding Fee Waivers and Reimbursements (%)	1.12	(b)	1.83	(b)	1.05	1.21	1.04	1.05	1.86	(b)
Ratio of net investment income to average net assets including Fee Waivers and Reimbursements (%)	5.48	(b)	4.74	(b)	6.98	9.33	13.34	10.04	10.90	(b)
Ratio of net investment income to average net assets excluding Fee Waivers and Reimbursements (%)	5.31	(b)	4.57	(b)	6.73	8.92	13.10	9.79	9.84
Portfolio turnover rate (%)	45.21		45.21		45.21	145.96	292.11	74.19	10.78

  ^  The Fund commenced operations in its present form on December 30, 2011.

  ^^  The predecessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.

  ^^^  Class A and Class C commenced investment operations on January 3, 2012.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 4.50% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (b)  Annualized

See Notes to Financial Statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | March 31, 2012

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle High Yield Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund is one of the seven portfolios of First Eagle Funds (the "Trust"). The Fund commenced investment operations in its present form on January 3, 2012 and, pursuant to a reorganization, is the successor to the Old Mutual High Yield Fund (the "Predecessor Fund").

A Plan of Reorganization between the Predecessor Fund and the Fund, a series of First Eagle Funds, was approved by the Predecessor Fund's shareholders at a special meeting of shareholders held on December 28, 2011. The reorganization was effective after the close of business on December 30, 2011. The Fund acquired all of the assets and liabilities of the Predecessor Fund. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code.

The Fund seeks to provide investors with a high level of current income.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board").

Forward contracts are valued as the current cost of covering or offsetting such contracts.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of March 31, 2012:

First Eagle High Yield Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
U.S. Corporate Bonds	$—	$137,052,775	$—	$137,052,775
International Corporate Bonds	—	47,579,232	—	47,579,232
Term Loans	—	2,903,000	—	2,903,000
Asset-Backed Security	—	23,501	—	23,501
International Commercial Paper	—	3,999,977	—	3,999,977
U.S. Commercial Paper	—	13,384,844	—	13,384,844
Total	$—	$204,943,329	$—	$204,943,329
Liabilities:
Foreign Currency Contracts**	$—	$71,746	$—	$71,746
Total	$—	$71,746	$—	$71,746

  **  Foreign currency contracts are valued at net unrealized depreciation on the investment.

    For the year ended March 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method.

c)  Expenses — Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all First Eagle Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets related to the total average daily net assets of the First Eagle Variable Funds. Earning credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity from the commencement of entering into such forward contracts to the end of period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At March 31, 2012, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[1]	REALIZED GAIN (LOSS)	CHANGE IN DEPRECIATION[2]
Foreign Currency	$71,746	$—	$71,746

  1  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  2  Statement of Operations location: Changes in unrealized depreciation of: foreign currency and forward contract related translation.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

f)  Term Loans — The Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains are made annually, if available.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$148,391
Undistributed net realized gains	—
Net unrealized appreciation	1,489,381
Capital loss carryforward	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of foreign currencies, wash sales and defaulted securities.

As of March 31, 2012, the Fund had no estimated capital loss carryforwards for federal income tax purposes.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net investment income in the amount of $49,249 and increase undistributed net realized gains on investments in the amount of $49,249.

The primary permanent difference causing such reclassification includes the tax treatment of foreign currency gains and losses.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended March 31, 2012, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the years ended March 31, 2012 and 2011, the Fund distributed ordinary income dividends of $2,433,849 and $1,669,023 respectively.

For the years ended March 31, 2012 and 2011, the Fund distributed long-term capital gains dividends of $196,024 and $0 respectively.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

k)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.70% of the average daily net assets of the Fund. Prior to December 30, 2011, the Predecessor Fund had an advisory agreement with Old Mutual Capital, Inc. ("Old Mutual").

Old Mutual was entitled to receive a management fee, calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Predecessor Fund as follows: 0.70% for average daily net assets between $0 to less than $500 million, 0.675% for average daily net assets between $500 million to less than $1.0 billion, 0.65% for average daily net assets $1.0 billion or greater.

Old Mutual also entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Dwight Asset Management Company LLC ("Sub-Adviser") for the Predecessor Fund prior to September 30, 2011. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser was entitled to receive from Old Mutual a sub-advisory fee with respect to the average daily net assets of the Predecessor Fund, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual. The fee was calculated as follows: 0.35% for average daily net assets

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

between $0 to less than $500 million, 0.338% for average daily net assets between $500 million to less than $1.0 billion and 0.325% for average daily net assets $1.0 billion or greater.

Effective October 1, 2011, the Board of Trustees of Old Mutual Funds II approved an interim sub-advisory agreement with the Adviser on behalf of the Old Mutual Dwight High Yield Fund in connection with the transition of the Predecessor Fund's portfolio managers from Dwight Asset Management Company, LLC to First Eagle. The Board of Trustees of Old Mutual Funds II also determined to change the name of the Predecessor Fund to the Old Mutual High Yield fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A and Class C shares do not exceed 1.25% and 2.00%, respectively, through December 31, 2012, and those of Class I shares do not exceed 0.80% through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of March 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows;

EXPIRATION	AMOUNT
March 31, 2013	$33,000
March 31, 2014	38,000
March 31, 2015	72,599

As of the plan of reorganization date, the Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with the agreement between them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. In accordance with the plan of reorganization, those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund's average daily net assets. After December 31, 2013, the Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the Fund's average daily net assets.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $91.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of the Fund's average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of the Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of the Fund to the extent they exceed payments received under the Plan. For the year ended March 31, 2012, the distribution fee incurred by the Fund is disclosed in the Statements of Operations.

The Distributor received an annual service fee with respect to Class C at the annual rate of 0.25% of the Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended March 31, 2012, the services fee incurred by the Fund is disclosed in the Statement of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended March 31, 2012, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $187,113,729 and $15,303,061, respectively.

There were no purchases or sales of U.S. Government securities during the year ended March 31, 2012.

Note 5 — Line of Credit

As of January 10, 2012, Fund was included in a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and the Trust, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statements of Operations. During the year ended March 31, 2012, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED MARCH 31, 2012			YEAR ENDED MARCH 31, 2011
	CLASS A	CLASS C	CLASS I	CLASS I
Shares sold	6,568,153	2,846,517	11,573,817	219,201
Shares issued for reinvested dividends and distributions	25,393	9,640	222,218	162,273
Shares redeemed	(395,841)	(15,606)	(1,108,713)	(234,249)
Net increase	6,197,705	2,840,551	10,687,322	147,225

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

Transactions in dollars of capital stock were as follows:

	YEAR ENDED MARCH 31, 2012			YEAR ENDED MARCH 31, 2011
	CLASS A	CLASS C	CLASS I	CLASS I
Shares sold	$63,546,710	$27,547,011	$111,401,833	$2,265,250
Shares issued for reinvested dividends and distributions	247,405	93,837	2,139,752	1,669,125
Shares redeemed	(3,817,412)	(151,895)	(10,598,096)	(2,472,677)
Net increase	$59,976,703	$27,488,953	$102,943,489	$1,461,698

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Notes to Financial Statements

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the statement of assets and liabilities.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle High Yield Fund (the "Fund") at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
May 29, 2012

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on October 1, 2011 and held for the six-months ended March 31, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
First Eagle High Yield Fund
Class A	5.11%	$1,000.00	$1,051.10	0.95%	$2.37	[3]
Class C	4.78	1,000.00	1,047.80	1.66	4.13	[3]
Class I	11.59	1,000.00	1,115.90	0.80	4.23	[4]

  1  For the six-months ended March 31, 2012.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 89/366 (to reflect the actual days in the period).

  4  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Fund Expenses (unaudited)  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on October 1, 2011 and held for the six-months ended March 31, 2012.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
First Eagle High Yield Fund
Class A	5.00%	$1,000.00	$1,009.85	0.95%	$2.32	[2]
Class C	5.00	1,000.00	1,008.12	1.66	4.05	[2]
Class I	5.00	1,000.00	1,020.90	0.80	4.14	[3]

  1  For the six-months ended March 31, 2012.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 89/366 (to reflect the actual days in the period).

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Tax Information  Fiscal Year Ended March 31, 2012 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended March 31, 2012:

LONG-TERM CAPITAL GAINS
15%
First Eagle High Yield Fund	$196,024

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC and ASB Advisers, LLC.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Privacy Notice  (continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Director, Merce Cunningham Dance Foundation; Trustee, First Eagle Variable Funds (1 portfolio)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Variable Funds (1 portfolio)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Additional Information (unaudited)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(3)

John P. Arnhold(4) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management LLC; prior to February 2010, Chairman, CEO, First Eagle Investment Management, LLC and FEF Distributors, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

Interested Trustees(3)—(continued)

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard(4) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Additional Information (unaudited)

Officers(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

(continued)

Officers(5)—(continued)

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from September 2008

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

Meng Lam | Assistant Treasurer | March 2012 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

Consideration of Investment Advisory Agreement (unaudited)

On December 29, 2011, the shareholders of the Fund approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on October 31, 2011.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's relationship with the Adviser and the institutional resources available to the Adviser. The Trustees noted the long-term consistency of the portfolio management team and the investment in the Fund represented by the Adviser's incorporation of that team from the predecessor investment adviser. The Adviser's agreed expense limitation arrangements for the Fund were also noted as an investment in the Fund by the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most of the periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The Trustees also commented on market volatility over the last year and expressed their view that the Fund's positive performance over the last year is a reflection of an effective investment strategy and responsible risk management. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account both expenses incurred by the Adviser that are passed through to the Fund and expenses born by the Adviser under its agreement to limit operating expenses at a given level through, depending on the share class, December 31, 2012 or December 31, 2013. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee, was lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser,

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

  (continued)

taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee and related expense limitation arrangements on the ratio of total expenses to total assets and noted that the Fund's expense ratio remains competitive among the peer group. The Trustees also noted that total expense ratio for the Fund remained consistent even with minor increases in net management fees in each of the last three years. All changes in the expense ratios during these periods were viewed as modest. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expense, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE HIGH YIELD FUND | ANNUAL REPORT | MARCH 31, 2012

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)          Audit Fees:

For the fiscal period December 30, 2011 through March 31, 2012, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $0.

Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal period December 30, 2011 through March 31, 2012, the aggregate PwC fees for assurance and related services rendered to the registrant was approximately $0.

(c)          Tax Fees:

For the fiscal period December 30, 2011 through March 31, 2012, the aggregate tax fees billed by its principal accountant for professional services rendered to the registrant were approximately $0.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

For the fiscal period December 30, 2011 through March 31, 2012, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

 (e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended March 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 for the fiscal period December 30, 2011 through March 31, 2012.

 (h) Not applicable.

Regarding Items 4(a)-(d), prior to December 30, 2011 (the Reorganization date), certain payments were made by the Old Mutual High Yield Fund.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

 (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: June 8, 2012

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: June 8, 2012

*          Print the name and title of each signing officer under his or her signature.